UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21769

HIGHLAND SPECIAL SITUATIONS FUND

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

Item 1: Schedule of Investments

The Schedule of Investments are attached herewith.

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2014	Highland Special Situations Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (a) —5.1%
UTILITY—5.1%
190,310	Texas Competitive Electric Holdings Co. LLC 2017 Extended Term Loan 4.74%, 10/10/2017	137,515

	Total U.S. Senior Loans (Cost $171,749)	137,515

Principal Amount
Foreign Corporate Bonds & Notes (b)(c)(d)—0.3%
NETHERLANDS—0.3%
USD
317,987	Celtic Pharma Phinco BV, PIK	7,108

	Total Corporate Bonds & Notes (Cost $212,562)	7,108

Shares
Common Stocks (e)—21.7%
COMMERCIAL & PROFESSIONAL SERVICES—1.7%
24,889	Pendrell Corp. (f)	45,547

HEALTHCARE EQUIPMENT & SERVICES—2.2%
141,000	Genesys Ventures IA, LP (b)	59,502

MEDIA—17.8%
6,363	Metro-Goldwyn-Mayer, Inc., Class A (g)	482,633

	Total Common Stocks (Cost $255,982)	587,682

Investment Companies (h)—1.8%
49,778	State Street Navigator Prime Securities Lending Portfolio	49,778

	Total Investment Companies (Cost $49,778)	49,778

Total Investments—28.9%
(Cost $690,071) (i)		782,083

Other Assets & Liabilities, Net—71.1%		1,920,338

Net Assets applicable to Common Shareholders—100.0%		2,702,421

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at March 31, 2014. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $66,610, or 2.5% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2014.
(c)	The issuer is, or is in danger of being, in default of its payment obligation. Income is not being accrued.
(d)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At March 31, 2014, these securities amounted to $7,108 or 0.3% of net assets.
(e)	Non-income producing security.
(f)	Securities (or a portion of securities) on loan. As of March 31, 2014, the market value of securities loaned was $45,547. The loaned securities were secured with cash collateral of $49,778. Collateral is calculated based on prior day’s prices.
(g)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees.
(h)	Represents investments of cash collateral received in connection with securities lending.
(i)	Cost for U.S. federal income tax purposes is $689,924.

Glossary:

PIK	Payment-in-Kind

NOTES TO INVESTMENT PORTFOLIO (unaudited)

March 31, 2014	Highland Special Situations Fund

Valuation of Investments

In computing the Special Situation Fund’s (the “Fund”) net assets attributable to common shares, securities with readily available market quotations on the New York Stock Exchange, National Association of Securities Dealers Automated Quotation, or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has determined to generally have the capability to provide appropriate pricing services and have been approved by the Trustees.

Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

The Investment Adviser has established policies, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of those policies.

As of March 31, 2014, the Fund’s investments consisted of senior loans, corporate bonds and notes and common stocks. The fair value of the Fund’s loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of March 31, 2014 is as follows:

	Total value at March 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
U.S. Senior Loans(1)	$137,515	$—	$137,515	$—
Foreign Corporate Bonds & Notes	7,108	—	—	7,108
Common Stocks
Commercial & Professional Services	45,547	45,547	—	—
Healthcare Equipment & Services	59,502	—	—	59,502
Media	482,633	—	482,633	—
Investment Companies	49,778	49,778	—	—

Total	$782,083	$95,325	$620,148	$66,610

(1)	See Investment Portfolio detail for industry breakout.

The Fund did not have any liabilities that were measured at fair value on a recurring basis at March 31, 2014.

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the three months ended March 31, 2014.

	Balance as of December 31, 2013	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases(1)	Net (Sales)(1)	Balance as of March 31, 2014	Change in Unrealized Gain/ (Loss) on Level 3 securities still held at period end
Corporate Bonds & Notes	$8,077	$—	$—	$—	$—	$(969)	$—	$—	$7,108	$(969)
Common Stock
Healthcare Equipment & Services	82,203	—	—	—	31,645	(22,701)	—	(31,645)	59,502	(22,701)

Total	$90,280	$—	$—	$—	$31,645	$(23,670)	$—	$(31,645)	$66,610	$(23,670)

(1)	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s Investment Portfolio.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

There were no transfers between Levels 1, 2, or 3 during the three months ended March 31, 2014.

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of material Level 3 investments:

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Fund and Category	Ending Balance at 3/31/14	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Special Situations Fund
Debt	$7,108	Liquidation Analysis	Discount Rate	25%
			Asset Specific Discount	99-100%
Common Stocks	59,502	Fair Valuation - Multiple Scenarios	Discount Rate	22%
			Scenario Probabilities	Various

Total	$66,610

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s debt investments are discount rates and asset specific discounts. Significant increases or decreases in either of those inputs in isolation would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s common stock investments are discount rates and scenario probabilities. Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement.

U.S. Federal Income Tax Information

Unrealized appreciation and depreciation at March 31, 2014, based on cost of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$331,847	$239,688	$92,159	$689,924

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPECIAL SITUATIONS FUND

By:	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(principal executive officer)

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(principal executive officer)

Date:	May 30, 2014

By:	/s/ Brian Mitts
Brian Mitts
Chief Financial Officer and Treasurer
(principal financial officer)

Date:	May 30, 2014